SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 6, 2006

CRESCENT FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

North Carolina	000-32951	56-2259050
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

1005 HIGH HOUSE ROAD, CARY, NC 27513

(Address of principal executive offices)

Registrant’s telephone number, including area code (919) 460-7770

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Merger Agreement

On April 6, 2006, Crescent Financial Corporation, Cary, North Carolina [NASDAQ: CRFN] (“Crescent”) entered into a definitive Agreement and Plan of Merger (the “Agreement”) with Port City Capital Bank, Wilmington, North Carolina. Pursuant to the Agreement, Port City Capital Bank will become a wholly-owned banking subsidiary of Crescent operating under its current name and with its current board of directors and management. Under the terms of the Agreement, each share of Port City Capital Bank will be exchanged for 1.9669 shares of common stock of Crescent and $3.30 in cash resulting in a total transaction value of $39.26 million.

The consummation of the transaction is subject to regulatory approval and the approval of the shareholders of Crescent and Port City Capital Bank, along with other customary conditions to closing.

ITEM 8.01.	OTHER EVENTS

On April 6, 2006, Crescent issued a press release announcing that Crescent and Port City Capital Bank have entered into the Agreement, as described under Item 1.01 of this Current Report. Pursuant to General Instruction F to Securities and Exchange Commission Form 8-K, a copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press release regarding acquisition of Port City Capital Bank

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of the Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of the Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the Registrant’s control).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT FINANCIAL CORPORATION

By:	/s/ Michael G. Carlton
Michael G. Carlton
President and Chief Executive Officer

Dated: April 7, 2006

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press release regarding acquisition of Port City Capital Bank

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